Exhibit 99.1

Acquiring and managing a growing portfolio of short - term rental properties in major metropolitan cities. The Tuscany, New York City Investor Presentation October 2022

DISCLAIMER This presentation contains forward - looking statements, including with respect to the expected closing of noted lease transactions and continued closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those set forth under the caption “Risk Factors” in the prospectus forming part of the Company’s Registration Statement on Form S - 1 (File No . 333 - 262114 ), declared effective by the Securities and Exchange Commission (“SEC”) on August 11 , 2022 . Generally, such forward - looking information or forward - looking statements can be identified by the use of forward - looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved" . Forward - looking information may relate to anticipated events or results including, but not limited to business strategy, leasing terms, high - level occupancy rates, and sales and growth plans . The financial projections provided herein are based on certain assumptions and existing and anticipated market, travel and public health conditions, all of which may change . The forward - looking information and forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . The Company seeks to achieve profitable, long - term growth by monitoring and analyzing key operating metrics, including EBITDA . The Company defines EBITDA as net income before interest, taxes, and depreciation . The Company’s management uses this non - GAAP financial metric and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes this non - GAAP financial metric is useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . EBITDA is not intended to be a substitute for any GAAP financial measure and as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . The Company’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . A reconciliation of net income to EBITDA is provided in the Company’s Quarterly Report on Form 10 - Q for the three and six months ended June 30 , 2022 which was filed with the SEC on September 26 , 2022 , under the section thereof entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Reconciliation of Unaudited Historical Results to EBITDA” and on slide 17 and 18 hereto . 2

• Long - term Lease, Asset Light Business Model • Master Lease Agreements (MLAs) provide owners stable cash flow & maximized ROI • Growing Property Portfolio and Pipeline • Presence established in US, with plans to expand internationally • Leveraging Technology to Drive Results • Orphancy, ADRs, and RevPAR improving • Downside Tested • Business survived, and grew, during COVID • Benefits of Scale • Strong Q2 2022 results • Projecting significant continuing growth for FY 2022 and 2023 Lafayette Hotel, New Orleans OVERVIEW: Tech Enabled, Rental Arbitrage with Heroic Service 3

NET INCOME POSITIVE* ADVANCED REVENUE MANAGEMENT DISTRIBUTED SERVANT LEADERSHIP DISCIPLINED ACQUISITION STRATEGY KEY DIFFERENTIATORS 4 Source: See Company’s Form 10 - Q filed September 26, 2022.

Initial Strategy SUPPLY GROWTH & STRATEGY SHIFT 5 Multiple Opportunities Across Multiple Channels Replacing Traditional Overbearing Large Corporate Management Contracts COVID - Related Hotel Closures Empty Office To Hotel/Residence Conversions CLOSED DUE TO x OFFICE > HOTEL Multi - family STR Occupancy & Stabilization $ Transition to Current Strategy

Dynamic Intra - Day Pricing Continuous Market Assessments Proprietary Technology Designed to Maximize ADR, Occupancy, and Rankings on OTA Sites KEY DIFFERENTIATORS: ADVANCED REVENUE MANAGEMENT 6

Distributed Operations (Technology Enabled) Servant Leadership (Empower & Delegate) Heroic Service (“Save The Day”) Repeat Guests Minimal Overhead More With Less Reduces Expenses (Corporate Overhead, Marketing, HR, Sales Commissions, Customer Acquisition Cost, etc…) GUESTS & PROPERTY OWNERS TEAM MEMBERS VPs EXECS KEY DIFFERENTIATOR: DISTRIBUTED SERVANT LEADERSHIP 7

HERO PROGRAM: *"Save The Day"*


HOST/CONCIERGE
PROVIDE EXCEPTIONAL SERVICE FOR GUESTS
RESIDENT MANAGER
MAINTAIN VALUE FOR PROPERTY OWNERS
BIZDEV REPRESENTATIVE
INCREASE PROFIT MARGINS FOR CHG
EXTERNAL FOCUS
EXTERNAL FOCUS
INTERNAL SUPPORT
INTERNAL SUPPORT
CLEANERS
MAINTENANCE
HEROES™
SIDE-KICKS™
SUPERHEROES™
SERVICE SUPPORT
SECURITY & VERIFICATION
CHG LEADERSHIP

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HEROIC SERVICE OBJECTIVES: *Repeat Guests, Lower CAC, and Reduced Commissions*

Hassle-free experience
Easy, Orderly, Pleasant Interactions

Expectations exceeded
Delighted People & Exceptional Experiences

Rave reviews posted
Public Recognition of Heroic Service

Our Brands Remembered
Favorable & Easy Recognition of LuxUrban

Information Shared
Social Media & Word-of-Mouth Marketing

Committed to return
Relationships Established For Repeat Visits



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ON - LINE TRAVEL AGENT PARTNERSHIPS 10

FINANCIAL OVERVIEW AND OUTLOOK 11 IDENTIFY $5.4 $8.3 $21.4 $19.3 $42 - $46 $100 - $110 Net Revenue (in MMs) CAGR (2019 - 2021) = 99% CAGR (2019 – 2023 E * ) = 110% * Measured at midpoint of estimate Net Revenue EBITDA $(0.1) $(4.0) $(0.6) $4.1 $7 - $9 $16 - $20 FY 2021 (1) FY 2020 (1) FY 2019 (1) 1H 2022 (2) FY 2022 (E) FY 2023 (E) (1) See audited financial statements included in Company’s Registration Statement of Form S - 1 (No. 333 - 2622117) (2) See unaudited financial statements included in Company’s Form 10 - Q filed September 26, 2022.

The Blakely Hotel, NYC (October 2021) • 118 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 118 rooms] POTENTIAL ANNUAL NET REVENUE Low High ASSET LIGHT CASE STUDIES 12 Marriot Herald Square, NYC (April 2022) • 167 - rooms • 10 - year lease • Refundable letter of credit / refundable security deposit $4.4 M $6.9 M POTENTIAL ANNUAL NET REVENUE Low High $6.3 M $9.8 M Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 167 rooms]

POTENTIAL ANNUAL NET REVENUE Low High ASSET LIGHT CASE STUDIES 13 $3.0 M $4.7 M POTENTIAL ANNUAL NET REVENUE Low High $8.2 M $12.7 M Georgetown Suites Harbour Washington, DC (July 2022) • 80 - rooms • 10 - year lease • Refundable letter of credit / refundable security deposit Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 80 rooms] Downtown NYC Luxury Hotel (September 2022) • 217 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 217 rooms]

POTENTIAL ANNUAL NET REVENUE Low High ASSET LIGHT CASE STUDIES 14 $4.7 M $7.2 M POTENTIAL ANNUAL NET REVENUE Low High $2.3 M $3.5 M Tuscany Hotel, NYC (September 2022) • 124 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 124 rooms] Lafayette Hotel, New Orleans (September 2022) • 60 - rooms • 15 - year lease • Refundable letter of credit / refundable security deposit Note: Calculated by using historical low / high Revenue Per Available Room (RevPAR) [[($103 or $160) x 365 days per year x 60 rooms]

UNIT ECONOMICS: Profitable Despite Negative Effect of COVID Net Revenue Cost of Rev Gross Profit Net Income EBITDA 4Q 2021 (1) 1Q 2022 (1) 2Q 2022 (2) $18,055 $13,000 $5,056 $1,349 $3,731 15 $1,390 $4,146 $525 $2,963 $15,681 $18,997 $11,895 (1) See audited financial statements included in Company’s Registration Statement of Form S - 1 (No. 333 - 2622117) (2) See unaudited financial statements included in Company’s Form 10 - Q filed September 26, 2022. $13,750 $3,786 $5,247

2022 FINANCIAL RESULTS AND OUTLOOK Periods Ended June 30 (Unaudited, in 000s) Q2 2022 Q2 2021 6 Mos. 2022 6 Mos. 2021 FY 2022 (E) FY 2023 (E) Net Rental Revenue $10,201 $4,183 $19,301 $7,489 $42,000 - $46,000 $100,000 - $110,000 Cost of Revenue $7,345 $4,035 $13,931 $7,921 Gross Profit (Loss) $2,857 $148 $5,370 $(432) General & Administrative Expenses $886 $738 $1,865 $1,349 Income (Loss) Before Provision for Income Taxes $1,512 $(1,133) $2,932 $(2,440) Net Income (Loss) $762 $(1,133) $2,182 $(2,440) EBITDA* $2,108 $(590) $4,094 $(1,780) $7,000 - $9,000 $16,000 - $20,000 16 * Non - GAAP measure. See unaudited financial statements included in Company’s Form 10 - Q filed September 26, 2022, and Reconcilia tion on slide 17.

2022: RECONCILIATION OF NET INCOME (LOSS) TO EBITDA EBITDA is defined as net income or loss before the impact of interest, taxes and depreciation and amortization. EBITDA is a k ey measure of our financial performance and measures our efficiency and operating cash flow before financing costs, taxes and working capital needs. We u til ize EBITDA because it provides us with an operating metric closely tied to the operations of the business. Three Months Ended June 30 (unaudited) Six Months Ended June 30 (unaudited) 2022 2021 2022 2021 Net Income (loss) $ 762,409 $ (1,133,132) $ 2,181,842 $ (2,440,038) Provision for Income Taxes $ 750,000 $ — $ 750,000 $ — Interest and Financing cost $ 595,742 $ 542,764 $ 1,159,879 $ 660,007 Depreciation Expense $ — $ — $ 2,556 $ — EBITDA $ 2,108,151 $ (590,368) $ 4,094,277 $ (1,780,031) 17

FY 2019 - 2021 RECONCILIATION OF NET INCOME (LOSS) TO EBITDA EBITDA is defined as net income or loss before the impact of interest, taxes and depreciation and amortization. EBITDA is a k ey measure of our financial performance and measures our efficiency and operating cash flow before financing costs, taxes and working capital needs. We u til ize EBITDA because it provides us with an operating metric closely tied to the operations of the business. Twelve Months Ended December 31 2019 2020 2021 Net (Loss) Income $ (477,599) $ (4,615,725) $ (2,233,384) Interest and Financing cost $ 374,026 $ 577,769 $ 1,626,565 EBITDA $ (103,573) $ (4,037,956) $ (606,819) 18